UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2024

Zura Bio Limited

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40598	98-1725736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1489 W. Warm Springs Rd. #110

Henderson, NV 89014

(Address of principal executive offices, including zip code)

(702) 757-6133

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	ZURA	The Nasdaq Stock Market
Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	ZURAW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, on March 24, 2024, the board of directors of Zura Bio Limited (the “Company”) approved a Chief Executive Officer (“CEO”) transition from Someit Sidhu, our Founder, CEO and Director, to Robert Lisicki, effective April 8, 2024 (the “Termination Date”). On July 24, 2024, the Company and Someit Sidhu entered into a settlement agreement (the “Agreement”), pursuant to which the Company shall pay Mr. Sidhu his due salary as of the Termination Date, $139,173 in lieu of notice, $139,173 as compensation for the termination of his employment, and $278,346 as a severance payment, subject to Mr. Sidhu’s compliance with the Agreement. In addition, the Company shall accelerate the vesting of Mr. Sidhu’s stock option grants of 1,950,000 Class A ordinary shares (“Option Shares”), with 1,000,000 Option Shares fully exercisable as of the Termination Date and 250,000 Option Shares to be vested in equal tranches on each of the first, second and third anniversaries of the Termination Date. Further, the Company determined that 700,000 Option Shares are fully exercisable until their expiration date due to Mr. Sidhu’s integral participation in a previous capital raise within 12 months of the Termination Date.

The Agreement is included as Exhibit 10.1 hereto. The description of the Agreement above does not purport to be complete and is qualified in its entirety by the terms and conditions of the Agreement which is attached hereto as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
10.1	Settlement Agreement by and between Zura Bio Limited and Someit Sidhu dated July 24, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 2024

ZURA BIO LIMITED

By:	/s/ Kim Davis
Kim Davis
Chief Legal Officer